SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               September 11, 2006
                              -------------------
                Date of Report (Date of earliest event reported)
                              -------------------

                                  iBASIS, INC.
                             ---------------------
               (Exact Name of Registrant as Specified in Charter)


        DELAWARE                       0-27127                   04-3332534
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


                     20 Second Avenue, Burlington, MA 01803
           ---------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

                                 (781) 505-7500
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events

         On September 11, 2006, iBasis, Inc. ("iBasis") issued a press release regarding an internal review of its historical stock option grants which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.


Item 9.01         Financial Statements and Exhibits.

(c) Exhibits.


Exhibit
Number            Description

99.1              Press release dated September 11, 2006


Additional Information and Where to Find It

         This communication may be deemed to be solicitation material in respect of the previously announced proposed transaction between iBasis and Royal KPN N.V. In connection with the proposed transaction, iBasis intends to file or furnish relevant materials with the SEC, including a proxy statement on Schedule 14A. STOCKHOLDERS OF iBASIS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, INCLUDING iBASIS'S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT iBASIS, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain the documents free of charge at the SEC's web site, http://www.sec.gov, and iBasis's stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from iBasis and will be able to view such documents on the iBasis website at www.ibasis.com. Such documents are not currently available.

Participants in Solicitation

         KPN and its directors and executive officers, and iBasis and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of iBasis's Common Stock in respect of the proposed Transaction. Information about the directors and executive officers of KPN's parent entity, Koninklijke KPN N.V. is set forth in its Form 20-F, which was filed with the SEC on March 14, 2006. Information about the directors and executive officers of iBasis is set forth in iBasis's proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on March 23, 2006. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the Transaction when it becomes available.

Safe Harbor for Forward-Looking Statements

         Statements in this document and the exhibit incorporated by reference herein, including statements regarding the results of the internal investigation and any impact on iBasis's results of operations that arise from such results, as well as the filing of the preliminary proxy constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the outcome of the internal investigation, business conditions and volatility and uncertainty in the markets that iBasis serves, and the other factors described in iBasis's Quarterly Report on Form 10-Q for its most recently completed fiscal quarter and Annual Report on Form 10-K for its most recently completed fiscal year all of which are available at www.sec.gov. iBasis expressly disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this document.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 11, 2006            iBASIS, INC.


                                    By:      /s/ Richard Tennant
                                       -------------------------
                                    Senior Vice President, Finance and
                                    Administration And Chief Financial Officer
                                    (Principal Financial and Accounting Officer)